Exhibit 99.1

UTEK Corporation Reports Financial Results for Quarter Ended March 31, 2009

Tampa, FL — (BUSINESS WIRE) – May 7, 2009 — UTEK Corporation (NYSE AMEX & LSE-AIM: UTK) today announced financial results for the three months ended March 31, 2009.

Results of Operations

For the quarter ended March 31, 2009, income from operations (revenue) was $2.8 million as compared to $3.7 million for the quarter ended March 31, 2008. Net income (loss) from operations for the quarter ended March 31, 2009 was ($2.1) million as compared to ($1.7) million for the quarter ended March 31, 2008. Approximately 0% and 72% of our income from operations (revenue) was received in the form of unregistered shares of stock for the quarters ended March 31, 2009 and 2008, respectively.

The net decrease in net assets from operations (including net income (loss) from operations and realized and unrealized gains and losses on investments) was ($5.0) million or ($0.45) per weighted average diluted share outstanding for the quarter ended March 31, 2009, as compared to ($6.3) million or ($0.69) per weighted average diluted share outstanding for the quarter ended March 31, 2008.

The value of the Company’s investment portfolio was $10.9 million at March 31, 2009, as compared to $12.4 million at December 31, 2008. Net asset value per common share outstanding was $3.07 at March 31, 2009 as compared with $3.42 at December 31, 2008.

Liquidity and Financial Condition

The Company ended the first quarter of 2009 with cash, cash equivalents and certificates of deposit of $4.3 million, total assets of $43.1 million and net assets of $34.0 million and debt outstanding of $1.5 million at March 31, 2009.

Weighted average diluted shares outstanding were 10,987,743 and 9,161,046 for the quarters ended March 31, 2009 and 2008, respectively.

First Quarter 2009 Summary

Throughout the past year, UTEK has made a strong push to position the Company as a leading provider of innovation services for the Global 2000 marketplace. By engaging UTEK, companies can now more rapidly develop new products, enter new markets and avoid commoditization of their existing product lines. We completed four acquisitions in 2008, and are now selling a unified innovation offering to prospective clients.

Some of the highlights from our first quarter 2009 include:

•	100% of first quarter revenue was in the form of cash as opposed to securities of our clients

•	Cash income from operations rose to $2.8 million in Q1 2009 from $953,000 in Q1 2008

•	More than half of our current technology search clients are from Global 2000

•	Managerial expertise enhanced through recent acquisitions

•	Q1 2009 cash equity monetization of $400,000

Restatement

On April 22, 2009, the Audit Committee and Board of Directors of UTEK Corporation concluded that the Company’s previously issued financial statements for the fiscal year 2008 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the financial statements for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008 contained in its Quarterly Reports on Form 10-Q should be restated to accrue and report a severance payment obligation as a liability and an expense in its 2008 financial statements. The Company plans to file the restated financial statements and certain financial information as contained in the Company’s Form 10-K/A and Forms 10-Q/A for the aforementioned periods on or before May 8, 2009.

Financial Position Information

The following tables contain comparative selected financial data as of March 31, 2009 and December 31, 2008 and for the three month periods ended March 31, 2009 and 2008:

UTEK Corporation

Consolidated Statements of Assets and Liabilities

	March 31, 2009 (Unaudited)	December 31, 2008 (Restated)
ASSETS
Investments:
Non-affiliate investments (cost: 2009 - $16,379,928; 2008 - $36,994,463)	$3,645,948	$5,603,440
Affiliate investments (cost: 2009 - $12,468,076; 2008 - $38,559,629)	1,963,251	3,477,200
Controlled investments (cost: 2009 - $5,831,574; 2008 - $10,637,748)	4,636,000	2,987,500
U.S. Treasuries and certificates of deposit (cost: 2009 - $686,546; 2008 - $291,581)	686,546	291,581

Total investments	10,931,745	12,359,721
Cash and cash equivalents	3,611,743	3,922,297
Accounts receivable, net of allowance for bad debt	1,416,133	2,290,363
Prepaid expenses and other assets	678,892	750,502
Fixed assets, net	590,089	653,208
Goodwill	15,629,050	15,246,143
Intangible assets, net	10,249,129	10,663,975

TOTAL ASSETS	43,106,781	45,886,209

LIABILITIES
Accounts payable	454,705	575,988
Accrued expenses	1,002,833	995,652
Accrued severance payable	1,794,885	1,651,814
Notes payable and other debt	1,501,491	839,765
Deferred revenue	2,618,950	2,849,270
Deferred tax liability	1,757,003	1,773,441

TOTAL LIABILITIES	9,129,867	8,685,930

NET ASSETS	$33,976,914	$37,200,279

Commitments and Contingencies
Composition of net assets:
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value, 29,000,000 shares authorized; 12,287,077 and 12,134,959 shares issued; 11,071,632 and 10,879,900 shares outstanding at March 31, 2009 and December 31, 2008, respectively	110,717	$108,800
Additional paid-in capital	76,967,312	75,067,857
Accumulated income
Accumulated net operating income	21,388,475	23,463,295
Net realized loss on investments, net of income taxes	(44,762,871)	(7,744,736)
Net unrealized depreciation of investments, net of deferred income taxes	(17,825,930)	(51,921,150)
Foreign currency translation adjustment	(1,900,789)	(1,773,787)

Net assets	$33,976,914	$37,200,279

Net asset value per share	$3.07	$3.42

UTEK Corporation

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31
	2009	2008 (Restated)
Income from operations:
Innovation consulting services	$1,919,298	$—
Sale of technology rights	—	2,712,380
Subscription and other services	813,759	868,739
Investment income, net	30,664	84,447

	2,763,721	3,665,566

Expenses:
Direct costs of innovation consulting services	1,987,450	—
Acquisition of technology rights	—	1,184,000
Salaries and wages	984,089	2,857,708
Professional fees	222,920	308,195
Sales and marketing	458,408	648,032
General and administrative	795,441	739,655
Amortization and depreciation	406,678	85,539

	4,854,986	5,823,129

Loss before income taxes	(2,091,265)	(2,157,563)
Provision for income tax (benefit) expense	(16,445)	(503,650)

Net loss from operations	(2,074,820)	(1,653,913)

Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit	(37,018,135)	(126,102)
Net change in unrealized appreciation (depreciation) of investments, net of deferred tax benefit	34,095,220	(4,550,776)

Net decrease in net assets from operations	$(4,997,735)	$(6,330,791)

Net decrease in net assets from operations per share:
Basic	$(0.45)	$(0.69)
Diluted	$(0.45)	$(0.69)
Weighted average shares:
Basic	10,987,743	9,161,046
Diluted	10,987,743	9,161,046

Dividend declared per share:	—	—

UTEK Corporation

Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended March 31
	2009	2008 (Restated)
Operating Activities:
Net decrease in net assets from operations	$(4,997,735)	$(6,330,791)
Adjustments to reconcile net decrease in net assets from operations to net cash flows from operating activities:
Change in net unrealized (appreciation) depreciation of investments	(34,095,226)	7,296,418
Loss on sale of investments	37,018,135	202,184
Net proceeds from sale (purchases) of short-term investments	(394,966)	(586)
Proceeds received on sale of equity investments	400,033	1,472,639
Net repayment from (investment in) UTEK Real Estate Holdings, Inc.	—	45,322
Depreciation and amortization	406,678	85,539
Loss on disposal of fixed assets	15,044	3,603
Bad debt expense	34,360	—
Stock-based compensation	244,849	172,328
Deferred income taxes	(16,445)	(3,325,374)
Investment securities received in connection with the sale of technology rights	—	(2,587,380)
Consulting and other services rendered in exchange for investment securities	—	(35,400)
Changes in operating assets and liabilities:
Accounts receivable	924,870	110,837
Prepaid expenses and other assets	71,610	(42,534)
Deferred revenue	(308,232)	(229,515)
Accounts payable and accrued expenses	(263,129)	1,780,406

Net cash flows from operating activities	(960,154)	(1,382,304)

Investing Activities:
Purchases of fixed assets	(2,539)	(13,496)

Net cash flows from investing activities	(2,539)	(13,496)

Financing Activities:
Proceeds from borrowings on bank line of credit	750,000	—
Payments on notes payable and other debt	(88,274)	—
Proceeds from exercise of stock options	—	112,800

Net cash flows from financing activities	661,726	112,800

Foreign currency translation adjustment	(9,587)	29,701

Decrease in cash and cash equivalents	(310,554)	(1,253,299)
Cash and cash equivalents at beginning of period	3,922,297	5,254,576

Cash and cash equivalents at end of period	$3,611,743	$4,001,277

Conference Call at 10:00 a.m. EDT on Thursday, May 7, 2009

UTEK will hold a live conference call on Thursday, May 7, 2009 at 10:00 a.m. EDT to discuss its first quarter 2009 results. All interested parties are invited to attend the conference call.

Conference call dial-in numbers:

US & Canada: 866-672-2663

UK: 0-800-032-3836

Other International Callers: 973-582-2772

Please reference conference ID# 98665745

About UTEK Corporation

UTEK® is a leading innovation services company. UTEK’s services enable clients to become stronger innovators, rapidly source externally developed technologies, create value from their intellectual property and gain foresight into marketplace and technology developments that affect their business. UTEK is a business development company. For more information about UTEK, please visit its website at www.utekcorp.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words, such as UTEK “expects,” “should,” “believes,” “anticipates” or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those currently anticipated. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements, and some of these factors are discussed below. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release and UTEK does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Important factors that could cause actual results to differ materially from those indicated in forward-looking statements, include: the audit and review by UTEK’s registered independent public accounting firm of the results and findings of UTEK, including the audit and review of UTEK’s estimates of amounts to be restated; the impact, if any, of such results or findings on the financial statements of UTEK; UTEK’s inability to timely file reports with the SEC; risks of litigation arising out of or related to any of the matters described in this press release; and risks, uncertainties and changes in financial condition. Please refer to UTEK’s filings with the SEC for other important risks that could cause actual results to differ materially from those indicated in any forward-looking statements.

This press release as well as the Form 10-Q (when filed) will be available on the Company’s website www.utekcorp.com.

Contacts:
UTEK Corporation
USA:
Tania Bernier
813-754-4330 x223
UK:
Fairfax I.S. Plc – AIM Nominated Adviser & Broker
Jeremy Porter
+ 44 (0)20 7598 5368